UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 25, 2004

Medallion Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-27812	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue, 38th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective August 25, 2004, Medallion Financial Corp. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”), which had previously served as the Company’s independent accountants, and engaged Eisner LLP (“Eisner”) as its new independent accountants. The Audit Committee of the Company’s Board of Directors recommended that the Company change audit firms, directed the process of review of candidate firms to replace PwC and made the final decision to engage Eisner.

The reports of PwC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC’s audit report on the 2003 financial statements of the Company made reference to the fact that the financial statements for the year ended December 31, 2002 had been revised to include the transitional disclosures required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, which was adopted by the Company as of October 1, 2002.

In connection with its audits and reviews of the Company’s financial statements through the date hereof, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their report on the financial statements for such years.

The Company has furnished to PwC the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is PwC’s letter to the Commission, dated August 25, 2004, regarding these statements.

During the two most recent fiscal years and through August 25, 2004, the Company has not consulted with Eisner on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Eisner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S- K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
16.1	Letter, dated August 25, 2004, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

/s/ Larry D. Hall
Larry D. Hall
Chief Financial Officer

August 26, 2004

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter, dated August 25, 2004, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company.

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